SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    FORM 8-K
                                    --------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 13, 2001


                                  VECTORIA INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)


          000-25715                              88-0402908
          ---------                              ----------
    (Commission File Number)               (IRS Employer Identification No.)


14, Place du Commerce, Suite 350, le-des-Soeurs, Verdun, Quebec, Canada  H3E 1T5
--------------------------------------------------------------------------------
     (Address of principal executive offices)                         (Zip Code)

                                  (514)448-6000
                                  -------------
              (Registrant's telephone number, including area code)


          VANADIUM INTERNATIONAL, INC., 2727 Sharon Way, Reno, NV 89509
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 1.   Changes in Control of Registrant

On November 13, 2001, Filton International Ltd. ("Filton") acquired control of Vectoria Inc. (the "Registrant", formerly Vanadium International, Inc.) through transactions completed with the Registrant and with Medan Management Corp. ("Medan"), the then controlling shareholder of the Registrant. Pursuant to an agreement dated as of October 2, 2001 between the Registrant and Filton (the "Share Exchange Agreement"), the Registrant issued Filton 13,000,000 shares of common stock in the capital of the Registrant ("Common Shares") at a deemed value of U.S.$0.90 per share in exchange for Filton's transfer to the Registrant of all of the issued and outstanding shares in the capital of Vectoria, Inc. ("Vectoria"), a Delaware corporation. Pursuant to an agreement dated as of October 2, 2001 between Medan and Filton (the "Share Transfer Agreement"), Filton concurrently acquired 11,100,000 Common Shares from Medan in consideration for Filton transferring Vectoria to the Registrant. As a result of the completion of these transactions, Filton acquired beneficial ownership of a total of 24,100,000 Common Shares representing 70.6% of the then 34,156,000 issued and outstanding Common Shares.

The following also occurred in connection with the change of control of the Registrant to Filton and the Registrant's acquisition of Vectoria:

1. The name of the Registrant was changed from "Vanadium International, Inc." to "Vectoria Inc." effective November 14, 2001 further to a resolution consented to in writing by the majority shareholder of the Registrant, as permitted by Nevada law and the Registrant's Bylaws. In connection with the Registrant's name change, the new CUSIP number for the Common Shares is 92240A 10 4. The Common Shares also commenced quotation on the NASD OTC Bulletin Board under the new ticker symbol "VTOR" effective November 19, 2001.

2. Effective November 13, 2001, Dennis LaPrairie resigned as President, Secretary, Treasurer and a director of the Registrant and George Weinstein resigned as a director of the Registrant while Moishe Zefrani continues as a director of the Registrant. An Amendment No. 1 to the Bylaws of the Registrant also became effective November 13, 2001 further to a resolution consented to in writing by the majority shareholder of the Registrant, as permitted by Nevada law and the Registrant's Bylaws. The effect of Amendment No. 1 was to change the authorized number of directors from three
     (3) to a minimum of three (3) and a maximum of fifteen (15), with the authorized number of directors to be increased or decreased within the authorized numbers by vote or written consent of a majority of the directors or by vote or written consent of holders of a majority of the outstanding shares entitled to vote. Pursuant to the Bylaws of the Registrant, as amended, Serge Doyon, Michel Plante and Richard St-Julien were appointed as directors of the Company to fill the three director vacancies created by the two director resignations and the effective increase of the authorized number of directors from three (3) to four (4) approved by directors' resolution. Various officer appointments were also made by the board of directors of the Registrant, so that the directors and officers of the Registrant are now as follows:

            Serge Doyon - President, Chief Executive Officer and Director
            Michel Plante - Vice President, Chief Financial Officer and Director Richard St-Julien - Secretary and Director
            Moishe Zefrani - Director

Item 2.   Acquisition or Disposition of Assets

On November 13, 2001, the Registrant acquired all of the issued and outstanding shares in the capital of Vectoria from Filton, a party at arm's length to the Registrant, in exchange for the issuance of 13,000,000 Common Shares to Filton at a deemed value of U.S.$0.90 per share (aggregate value of U.S.$11,700,000). The deemed value of the Common Shares was approved by the directors of the Registrant having regard to the market price of the Common Shares.

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Page 3

Vectoria is a telecommunication and information technology convergence company. It is currently deploying an extended local telephone calls network over a private high speed fibre-optic infrastructure which is intended to cover 15 of the largest metropolitan areas in Canada. This is anticipated to allow Vectoria to service over 450 municipalities. In 2002 and 2003 respectively, Vectoria intends to expand its network to large U.S. metropolitan areas and then to the major European metropolitan areas. Through this network, Vectoria customers will be able to communicate within and between these metropolitan areas without incurring any long distance charges.

Vectoria's aim is to provide, at the price of basic service, worldwide extended local telephone service in place of the traditional telephone company limited local telephone service boundaries.

Item 7.   Financial Statements, Pro Forma Information and Exhibits

(a)   Financial Statements of Business Acquired
      -----------------------------------------

      It is not practical to provide the required financial statements for Vectoria, Inc. at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than 60 days after the date on which this Form 8-K must be filed.

(b)   Pro Forma Financial Information
      -------------------------------

      It is not practical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma information will be provided as soon as practicable but not later than 60 days after the date on which this Form 8-K must be filed.

(c)   Exhibits
      --------

      The following exhibits are attached pursuant to Item 601 of Regulation
      S-K:

      (1) Exhibit 2.1 - Share Exchange Agreement dated as of October 2, 2001 between the Registrant and Filton International Ltd.

      (2) Exhibit 2.2 - Share Transfer Agreement dated as of October 2, 2001 between Medan Management Corp. and Filton International Ltd.

      (3) Exhibit 3(i).1 - Certificate of Amendment of the Articles of Incorporation of the Registrant.

      (4) Exhibit 3(i).2 - Amended and Restated Articles of Incorporation of the Registrant.

      (5)   Exhibit 3(ii).1 - Amendment No. 1 to the Bylaws of the Registrant.

      (6)   Exhibit 3(ii).2 - Amended and Restated Bylaws of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VECTORIA INC.

                                                  /s/ Michel Plante
Dated: November 26, 2001                    By:   Michel Plante
                                                  Vice President and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number     Description of Exhibit
--------------     ----------------------

2.1 Share Exchange Agreement dated as of October 2, 2001 between the Registrant and Filton International Ltd.

2.2 Share Transfer Agreement dated as of October 2, 2001 between Medan Management Corp. and Filton International Ltd.

3(i).1 Certificate of Amendment of the Articles of Incorporation of the Registrant.

3(i).2     Amended and Restated Articles of Incorporation of the Registrant.

3(ii).1    Amendment No. 1 to the Bylaws of the Registrant.

3(ii).2    Amended and Restated Bylaws of the Registrant.

Exhibit 2.1

                             SHARE EXCHANGE AGREEMENT
                             ------------------------

THIS Agreement made as of the 2nd day of October, 2001

BETWEEN:

          VANADIUM INTERNATIONAL, INC., a corporation duly constituted under the laws of the State of Nevada, one of the United States of America ("United States"), and having its registered office at 2533 N. Carson Street, Carson City, Nevada, United States 89706 and its head office at 2525 Sharon Way, Reno, Nevada, United States 89509

          ("Vanadium")

                                                               OF THE FIRST PART

AND:

          FILTON INTERNATIONAL LTD., a corporation duly constituted under the laws of the Commonwealth of the Bahamas and having its registered head office at 50 Shirley Street, P.O. Box CB-13937, Nassau, Commonwealth of the Bahamas

          ("Filton")
                                                              OF THE SECOND PART

WHEREAS:

A. Filton is the sole shareholder of all of the issued and outstanding shares of voting common stock ("Vectoria Shares") of Vectoria Inc. ("Vectoria"), a corporation duly constituted under the laws of the State of Delaware, United States;

B. Vanadium wishes to purchase from Filton, and Filton wishes to sell to Vanadium, all of the issued and outstanding Vectoria Shares in exchange for shares of common stock of Vanadium ("Vanadium Shares"), subject to the terms and conditions set out in this Agreement.

NOW THEREFORE in consideration of the covenants, representations and warranties set forth herein and as such other further consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Purchase and Sale. Filton hereby agrees to transfer to Vanadium, and
     ------------------
     Vanadium hereby agrees to acquire from Filton, all, and not less than all, of the issued and outstanding Vectoria Shares (being an aggregate of 100 Vectoria Shares) in consideration for the issuance to Filton of an aggregate of 13,000,000 Vanadium Shares (the "Vanadium Payment Shares") with an aggregate value of U.S.$11,700,000 (deemed value of U.S.$0.90 per share).

2.   Covenants of Vanadium. Vanadium covenants and agrees with Filton to do the
     ----------------------
     following at or prior to the Closing Date (as hereinafter defined) and prior to the completion of the transactions contemplated in section 1:

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Page 2

     (a) to cause its directors and officers immediately prior to the Closing Date to resign from their respective positions with Vanadium, effective as at the Closing Date, and to appoint such new directors and officers as Filton may direct to fill such vacancies;

     (b) to change its name to "Vectoria Inc." or such other name as may be acceptable to Filton; and

     (c) to comply with all applicable securities and corporate laws and regulatory requirements.

3.   Representations and Warranties of Vanadium. Vanadium represents and
     -------------------------------------------
     warrants the following to Filton:

     (a) Vanadium is duly incorporated under the laws of the State of Nevada, United States, is validly existing and in good standing under such laws, and has no subsidiaries or equity interests in any other companies or entities;

     (b) the authorized capital of Vanadium consists of 80,000,000 common shares with U.S.$0.01 par value (the "Vanadium Shares" herein") and 20,000,000 preferred shares with U.S.$0.01 par value, of which 21,156,000 Vanadium Shares and no preferred shares are currently issued and outstanding;

     (c) all of the issued Vanadium were issued in compliance with applicable federal and state securities laws, including but limited to the registration requirements of Section 5 of the United States Securities Act of 1933, as amended (the "1933 Act") or an exemption therefrom;

     (d) all of the currently issued and outstanding Vanadium Shares are validly issued and outstanding and are fully paid and non-assessable and the Vanadium Payment Shares to be issued at Closing (as hereinafter defined) will, on issuance, be validly issued and outstanding as fully paid and non-assessable and the Vanadium Payment Shares will at Closing be free and clear of all restrictions on transfer (other than restrictions under applicable securities laws or as otherwise contemplated in this Agreement), liens, charges and encumbrances;

     (e) Vanadium's Annual Report on Form 10-K signed on behalf of Vanadium on April 11, 2001 (the "Form 10-K") has been duly filed with the United States Securities and Exchange Commission ("SEC") pursuant to section 12(g) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") and is, except to the extent superseded by Vanadium's Form 10-QSB dated August 10, 2001 for the quarter ended June 30, 2001 (the "Form 10-Q") filed with the SEC, true and correct in all material respects as at the date hereof and, except to the extent superseded by the Form 10-Q and any subsequent quarterly or current reports filed with the SEC prior to the Closing Date, shall be true and correct in all material respects at the Closing Date;

     (f) the Vanadium Shares are quoted on the National Association of Securities Dealer's ("NASD") OTC Bulletin Board ("OTCBB") and, prior to the Closing, Vanadium will do all necessary acts and things to maintain the quotation of the Vanadium shares on the OTCBB;

     (g) Vanadium has filed all reports required to be filed by Vanadium under the Exchange Act;

     (h) holders of the Vanadium Shares have filed all beneficial ownership reports required to be filed with the SEC, including reports required to be filed under Regulation 13d-1(a), (b) and (c); Regulation 13d-2(a) and Section 16 of the Exchange Act;

     (i) Vanadium has not received notice from the NASD or the SEC that the Vanadium Shares are ineligible for quotation on the OTCBB;

     (j) Vanadium is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Form 10-K and all agreements by which Vanadium holds an interest in any such property, business or assets are in good standing according to their terms and the properties are in good standing under the applicable laws of the State of Nevada, United States and in all other jurisdictions in which they are situated;

     (k) Vanadium has the power and authority to carry on its business as and where it is presently conducted;

     (l) Vanadium has good and sufficient authority to enter into this Agreement on the terms and conditions set forth herein;

     (m) the execution and delivery of this Agreement and the transactions contemplated herein have been duly authorized and approved by the board of directors of Vanadium. No other corporate act or proceeding on the part of Vanadium is necessary to authorize this Agreement. This Agreement constitutes a legal, valid and binding agreement of Vanadium enforceable in accordance with its terms;

     (n) neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict in any material respect with, or result in any material breach of, the terms, conditions, or provisions of or will constitute a material default under the Articles of Incorporation or resolutions of Vanadium or any instrument, agreement or contract to which it is party or by which it is bound;

     (o) no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement by Vanadium and the consummation of the transactions contemplated hereby, except for such notices of the transactions contemplated herein as may be required by the OTCBB;

     (p) no consent, approval or authorization of the shareholders of Vanadium is required in connection with the execution, delivery and performance of this Agreement by Vanadium and the consummation of the transactions contemplated hereby;

     (q) there are no suits, actions, litigation, arbitration proceedings or government or regulatory proceedings or investigations outstanding, in progress, pending or, to the best of Vanadium's knowledge, threatened against or relating to Vanadium which might materially and adversely affect Vanadium;

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     (r)   Vanadium is not subject to any judgment, order or decree entered in any lawsuit or proceeding which might materially and adversely affect Vanadium;

     (s) all material transactions of Vanadium have been properly recorded or filed in or with its books and records and the minute book of Vanadium contains records of all meetings and proceedings of the shareholders and directors of Vanadium;

     (t) the unaudited financial statements of Vanadium for the period ended June 30, 2001 and the audited financial statements of Vanadium for the fiscal years ended December 31, 2000 and December 31, 1999 were each prepared in accordance with United States generally accepted accounting principles, applied on a basis consistent with prior periods, and present fairly and accurately in all material respects the financial condition and position of Vanadium as of those dates and the results of its operations for the years and periods then ended, and, in particular, all of the assets and all of the liabilities and obligations, due or accruing due, contingent or absolute, of Vanadium, and no adverse material change in the financial position of Vanadium has taken place since June 30, 2001;

     (u) Vanadium has duly filed all federal, state, local and foreign tax report's and returns required to be filed by it and has duly paid all taxes and other charges due or claimed to be due from it by federal, state, local and foreign taxing authorities. Further, there are no tax liens upon any property or assets of Vanadium. No state of facts exists which would constitute grounds for the assessment of any tax liability by the state, local, or foreign tax authorities. All deficiencies and assessments, if any, resulting from any examination of state, local and foreign tax returns and reports of Vanadium, if any, have been paid. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local, or foreign tax return or report for any period;

     (v) Vanadium is in compliance with all laws, regulations and orders applicable to its business. Vanadium has not received any notification that it is in violation of any law, regulation or order and no such violation exists. Neither Vanadium nor any of its employees or agents, to the best of their knowledge, has made any payments to any persons which violate any statute or law;

     (w) other than this Agreement, there are no undisclosed material changes in the affairs of Vanadium since the date of the Form 10-Q for the period ended June 30, 2001;

     (x) at the Closing Date, there will be no rights, options or warrants outstanding pursuant to which any Vanadium Shares may be required to be issued, other than as provided for under this Agreement;

     (y) all agreements, understandings, instruments, contracts or proposed transactions to which Vanadium is a party or by which it or any of its assets is bound which may involve any material obligations outside the ordinary course of its business have been disclosed to Filton;

     (z) Vanadium is not in violation of or in default under its constating documents, or any material provision of any contract, sales commitment, licence, purchase order, encumbrances, note, deed, lease, agreement or instrument, or any order, judgment or decree, relating to its business or the issued and outstanding Vanadium Shares, or by which Vanadium is bound, or in the payment of any of the monetary obligations of Vanadium or debts relating to its business and there exists no condition or event which, after notice or lapse of time or both, would result in any such violation or default;

     (aa) except for liabilities reflected or reserved on Vanadium's balance sheet as of June 30, 2001, and except for liabilities incurred or accrued in the ordinary and normal course of Vanadium's business after June 30, 2001 in transactions which are consistent with the representations, warranties, covenants, obligations and agreements contained in this Agreement, Vanadium does not have any liabilities or obligations of any nature whatsoever, whether absolute, accrued, contingent or otherwise, related to or connected with its business, and whether known or unknown, including liabilities for taxes;

     (bb) Vanadium has not used any of its properties or facilities to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any "Hazardous Substances" and has not caused or permitted the release, in any manner whatsoever, of any Hazardous Substances on or from any of its properties or assets or any such release on or from a facility owned or operated by third parties but with respect to which Vanadium is or may reasonably be alleged to have material liability or has received any notice that it is potentially responsible for a federal, provincial, state, municipal or local clean-up site or corrective action under any applicable laws, statutes, ordinances, bylaws, regulations or any orders, directions or decisions rendered by any ministry, department or administrative regulatory agency relating to the protection of the environment, occupational health and safety or otherwise relating to dealing with Hazardous Substances. "Hazardous Substances" means any pollutants, contaminants, chemicals or industrial toxic or hazardous waste or substances;

     (cc) Vanadium is managed by its directors and officers, but has no employees and has no employee retirement or employee benefit or welfare plans; and

     (dd) no order ceasing or suspending trading in securities of Vanadium nor prohibiting the issuance or sale of such securities has been issued to Vanadium or its directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened;

     (ee) Vanadium acknowledges that the Vectoria Shares have not been and will not be registered under the 1933 Act and that the Vectoria Shares are being transferred to Vanadium in reliance on exemptions from such registration and that the Vectoria Shares may not be offered or sold in the United States or to U.S. Persons without registration under the 1933 Act or compliance with requirements of an exemption from registration;

     (ff) Vanadium is acquiring the Vectoria Shares as principal for its own account for investment only, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Vectoria Shares;

     (gg) Vanadium has such knowledge and experience in financial and business affairs so as to be capable of evaluating the merits and risks of its investment in Vectoria Shares and is able to bear the economic risk of loss of such investment;

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     (hh)  Vanadium has been provided with the opportunity to ask questions and solicit information concerning the business and financial condition of Vectoria, has utilized such access to its full satisfaction, and has received from Vectoria all information that it has requested; and

     (ii) none of the representations or warranties to Filton contained herein and no statements contained in the Form 10-K and the Form 10-Q contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading.

4.   Filton's Representations and Warranties. Filton hereby represents and
     ----------------------------------------
     warrants the following to Vanadium:

     (a) Filton is duly incorporated under the laws of the Commonwealth of the Bahamas and is validly existing and in good standing under such laws;

     (b) Filton has good and sufficient authority to enter into this Agreement on the terms and conditions set forth herein;

     (c) neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict in any material respect with, or result in any material breach of, the terms, conditions, or provisions of or will constitute a material default under the constating documents of Filton or any instrument, agreement or contract to which it is party or by which it is bound;

     (d) no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement by Filton and the consummation of the transactions contemplated hereby;

     (e) Filton is not a "U.S. Person" as defined under Regulation S made under the 1933 Act;

     (f) Filton was outside the United States at the time of execution and delivery of this Agreement;

     (g) no offers to sell the Vanadium Payment Shares were made by any person to Filton while Filton was in the United States;

     (h) the Vanadium Payment Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

     (i) hedging transactions involving the Vanadium Payment Shares may not be conducted unless in compliance with the 1933 Act;

     (j) Filton acknowledges that the Vanadium Payment Shares have not been and will not be registered under the 1933 Act and that the Vanadium Payment Shares are being issued to Filton in reliance on exemptions from such registration and that the Vanadium Payment Shares may not be offered or sold in the United States or to U.S. Persons without registration under the 1933 Act or compliance with requirements of an exemption from registration;

     (k) Filton agrees that all of the certificates representing the Vanadium Payment Shares shall have endorsed thereon a legend to the following effect:

               "THE SECURITIES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED ONLY (i) TO THE COMPANY, (ii) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE 1933 ACT, (iii) IN ACCORDANCE WITH RULE 144 UNDER THE 1933 ACT, OR (iv) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED, PRIOR TO ANY SUCH SALE, TRANSFER OR ASSIGNMENT, THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL, IN FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."

           and that Vanadium will refuse to register any transfer of the Vanadium Payment Shares not made (i) in accordance with Regulation S,
           (ii) pursuant to registration under the 1933 Act or (iii) pursuant to an available exemption from registration under the 1933 Act;

     (l) Filton is acquiring the Vanadium Payment Shares as principal for its own account for investment only, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Vanadium Payment Shares;

     (m) Filton has such knowledge and experience in financial and business affairs so as to be capable of evaluating the merits and risks of its investment in Vanadium Shares and is able to bear the economic risk of loss of such investment; and

     (n) Filton has been provided with the opportunity to ask questions and solicit information concerning the business and financial condition of Vanadium, has utilized such access to its full satisfaction, and has received from Vanadium all information that it has requested.

5.   Representations and Warranties of Filton as to Vectoria. Filton hereby
     --------------------------------------------------------
     represents and warrants the following to Vanadium:

     (a) Vectoria is duly incorporated under the laws of the State of Delaware, United States, and is validly existing and in good standing under such laws;

     (b) the authorized capital of Vectoria consists of 1,000 Vectoria Shares, of which 100 Vectoria Shares are, and will at the Closing Date be, issued and outstanding as fully paid and non-assessable;

     (c) Filton is, and at the Closing Date will be, the legal and beneficial owner of all of the 100 issued and outstanding Vectoria Shares, such shares shall be free and clear of all liens, charges and encumbrances and no other person (other than Vanadium under this Agreement) will have any right, present or future, to acquire any shares or other securities of Vectoria;

     (d) Vectoria has one wholly-owned operating subsidiary, 3874699 Canada Inc. (the "Vectoria Operating Subsidiary"), a corporation existing under the Canada Business Corporations Act with name change to "Vectoria Corp." pending;

     (e) there are no suits, actions, litigation, arbitration proceedings or government or regulatory proceedings outstanding, in progress, pending or threatened against or relating to Vectoria which might materially and adversely affect Vectoria on a consolidated basis;

     (f) Vectoria is not subject to any judgment, order or decree entered in any lawsuit or proceeding which might materially and adversely affect Vectoria on a consolidated basis;

     (g) all material transactions of Vectoria have been properly recorded or filed in or with its books and records and the minute book of Vectoria contains records of all meetings and proceedings of the shareholders and directors of Vectoria;

     (h) the audited consolidated financial statements of the Vectoria Operating Subsidiary as at and for the eight-month period ended June 30, 2001, a copy of which has been delivered to Vanadium, were prepared in accordance with Canadian generally accepted accounting principles and present fairly and accurately in all material respects the consolidated financial condition and position of the Vectoria Operating Subsidiary as of that date and the results of its operations for the eight-month period then ended, and, in particular, all of the assets and all of the liabilities and obligations, due or accruing due, contingent or absolute, of Vectoria, and no adverse material change in the financial position of the Vectoria Operating Subsidiary has taken place since June 30, 2001;

     (i) Vectoria has duly filed all federal, state, local and foreign tax reports and returns required to be filed by it and has duly paid all taxes and other charges due or claimed to be due from it by federal, state, local and foreign taxing authorities. Further, there are no tax liens upon any property or assets of Vectoria. No state of facts exists which would constitute grounds for the assessment of any tax liability by the state, local, or foreign tax authorities. All deficiencies and assessments, if any, resulting from any examination of state, local and foreign tax returns and reports of Vectoria if any, have been paid. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local, or foreign tax return or report for any period;

     (j) Vectoria is in compliance with all laws, regulations and orders applicable to its business. Vectoria has not received any notification that it is in violation of any law, regulation or order and no such violation exists. Neither Vectoria nor any of its employees or agents, to the best of their knowledge, has made any payments to any persons which violate any statute or law;

     (k) all agreements, understandings, instruments, contracts or proposed transactions to which Vectoria is a party or by which it or any of its assets is bound which may involve any material obligations outside the ordinary course of its business have been disclosed to Vanadium;

     (l) Vectoria is not in violation of or in default under its constating documents, or any material provision of any contract, sales commitment, licence, purchase order, encumbrances, note, deed, lease, agreement or instrument, or any order, judgment or decree, relating to its business or the issued and outstanding Vectoria Shares, or by which Vectoria is bound, or in the payment of any of the monetary obligations of Vectoria or debts relating to its business and there exists no condition or event which, after notice or lapse of time or both, would result in any such violation or default; and

     (m) except for liabilities reflected or reserved on the Vectoria Operating Subsidiary's balance sheet as of June 30, 2001, and except for liabilities incurred or accrued in the ordinary and normal course of the Vectoria Operating Subsidiary's business after June 30, 2001 in transactions which are consistent with the representations, warranties, covenants, obligations and agreements contained in this Agreement, Vectoria does not have any liabilities or obligations of any nature whatsoever, whether absolute, accrued, contingent or otherwise, related to or connected with its business, and whether known or unknown, including liabilities for taxes.

6.   Conduct of Vanadium's Business Pending Closing Prior to the Closing Date,
     ----------------------------------------------
     except as otherwise consented to or approved by the other party in writing, Vanadium covenants and warrants that:

     (a) Vanadium shall carry on its business diligently and substantially in the same manner as previously conducted, and Vanadium shall not engage in any transaction or activity, enter into any agreement or make any commitment except in the ordinary course of business and consistent with past practice;

     (b) Vanadium shall not sell, license, lease or otherwise dispose of any material assets or properties except pursuant to existing contracts and in the ordinary course of business;

     (c) no change or amendment shall be made to the constating documents of Vanadium, except in connection with the proposed name change of Vanadium referred to in section 2(b);

     (d) Vanadium shall not issue or sell, or issue options, warrants to purchase, conversion privileges or other rights to subscribe for or enter into any arrangement or contract with respect to any Vanadium Shares, other than as contemplated or disclosed herein;

     (e) Vanadium shall file when due all reports required to be filed under the Exchange Act;

     (f) Vanadium shall not declare, pay or set aside for payment any dividend or other distribution in respect of the Vanadium Shares nor shall Vanadium redeem, purchase or otherwise acquire any of the Vanadium Shares; and

     (g) Vanadium shall use its best efforts to preserve its corporate existence and business organizations intact.

7.   Conduct of Vectoria's Business Pending Closing Prior to the Closing Date,
     ----------------------------------------------
     except as otherwise consented to or approved by the other party in writing, Filton covenants and warrants that:

     (a) it shall cause Vectoria to carry on its business diligently and substantially in the same manner as previously conducted, and it shall not cause Vectoria to engage in any transaction or activity, enter into any agreement or make any commitment except in the ordinary course of business and consistent with past practice;

     (b) it shall not cause any change or amendment to be made to the constating documents of Vectoria;

     (c) it shall cause Vectoria to not issue or sell, or not issue options, warrants to purchase, conversion privileges or other rights to subscribe for or not enter into any arrangement or contract with respect to any of the Vectoria Shares, other than as contemplated or disclosed herein;

     (d) it shall cause Vectoria to not declare, pay or set aside for payment any dividend or other distribution in respect of the Vectoria Shares and shall cause Vectoria to not redeem, purchase or otherwise acquire any of the Vectoria Shares; and

     (e) it shall use its best efforts to cause Vectoria to preserve its corporate existence and business organizations intact.

8.   Conditions for the Benefit of Vanadium. The obligations of Vanadium to
     ---------------------------------------
     complete the transaction as contemplated herein shall be subject to the following conditions:

     (a)   this Agreement shall have been duly executed by Filton;

     (b) all the representations and warranties of Filton set forth in sections 4 and 5 shall be true and correct as of the Closing Date;

     (c) the covenants of Filton set forth in section 7 shall have been completed in full to Vanadium's satisfaction as at the Closing Date; and

     (d)   the delivery by Filton at Closing of the documents listed in section
           12

9.   Conditions for the Benefit of Filton. The obligations of Filton to complete
     ------------------------------------
     the transactions as contemplated herein shall be subject to the following conditions:

     (a)   this Agreement shall have been duly executed by Vanadium;

     (b)   all the representations and warranties of Vanadium set forth in section 3 shall be true and correct as at the Closing Date;

     (c) all of the covenants of Vanadium set forth in sections 2 and 6 shall have been completed in full to Filton's satisfaction as at the Closing Date;

     (d) there shall have been no material adverse change in the financial condition or assets of Vanadium;

     (e) completion of due diligence by Filton with results satisfactory to Filton;

     (f)   the delivery by Vanadium at Closing of the documents listed in section 11; and

     (g) the prior or concurrent completion of the transactions contemplated under that certain agreement dated as of October 2, 2001 between Medan Management Corporation ("Medan") and Filton with respect to Medan's agreement to transfer 11,100,000 Vanadium Shares to Filton.

10.  Closing. Completion of the transactions contemplated herein (the
     -------
     "Closing") shall take place on November 13, 2001 at 10:00 a.m. (PST) at the office of Filton's counsel, Koffman Kalef, at 19th Floor, 885 West Georgia Street, Vancouver, British Columbia, Canada, or such other date, time and place acceptable to the parties hereto (the "Closing Date"). Closing shall in any event occur on or before noon (PST) on November 15, 2001, failing which this Agreement shall terminate and be of no further force or effect, unless otherwise mutually agreed to by the parties hereto.

11.  Delivery by Vanadium. At the Closing, Vanadium shall deliver to Filton the
     --------------------
     following:

     (a) a certified true copy of a resolution of the board of directors of Vanadium evidencing its approval of this Agreement and all transactions contemplated hereunder, including the issuance of the Vanadium Payment Shares to Filton and the appointment of new directors and officers of Vanadium as directed by Filton;

     (b) resignations of Dennis LaPrairie and George Weinstein with respect to all director and officer positions held in Vanadium, together with releases by such persons in favour of Vanadium in such form as Filton approves, acting reasonably;

     (c) a certificate of Vanadium that all the representations and warranties of Vanadium set forth in section 3 are true and correct as at the Closing Date;

     (d) share certificate or certificates representing the Vanadium Payment Shares registered in the name of Filton; and

     (e) such other documents, certificates and legal opinions that are, in the opinion of legal counsel of Filton, reasonably required to complete the transactions and due diligence contemplated hereunder.

12.  Delivery by Filton. At the Closing, Filton shall deliver to Vanadium the
     ------------------
     following:

     (a) a certified true copy of a resolution of the board of directors of Filton evidencing its approval of this Agreement and all transactions contemplated hereunder;

     (b) share certificate or certificates representing 100 Vectoria Shares duly endorsed for transfer to Vanadium;

     (c) a new share certificate representing 100 Vectoria Shares registered in the name of Vanadium; and

     (d) such other documents, certificates and legal opinions that are, in the opinion of legal counsel to Vanadium, reasonably required to complete the transactions and due diligence contemplated hereunder.

13.  Binding Agreement. Upon acceptance of the terms of this Agreement by the
     -----------------
     parties hereto, this Agreement shall be deemed to constitute and shall be a legally valid and binding agreement.

14.  Further Assurances. The parties hereto agree to execute and deliver or
     -------------------
     cause to be executed and delivered all such further documents and instruments and do all such acts and things as either party may reasonably request to give full effect to the terms and conditions, intent and meaning of this Agreement.

15.  Entire Agreement. This Agreement constitutes the entire agreement between
     ----------------
     the parties hereto and in respect of the matters referred to herein and there are no representations, warranties, covenants, agreements, express or implied, collateral hereto other than as expressly set forth or referred to herein.

16.  Time of the Essence. Time shall be of the essence of this Agreement.
     --------------------

17.  Applicable Law and Attornment. This Agreement shall be governed and
     ------------------------------
     interpreted in accordance with the laws of the Province of British Columbia, Canada and the parties hereto irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of British Columbia, Canada or the Province of Quebec, Canada.

18.  Enurement. This Agreement shall enure to the benefit of and be binding
     ---------
     upon the parties hereto and their respective successors and assigns.

19.  Notice. Any notice, request, demand or other communication to be given
     ------
     under this Agreement will be in writing and shall be delivered by hand or by telecopy to the party at the following respective addresses:

     To Vanadium:

     Vanadium International, Inc.
     2525 Sharon Way
     Reno, Nevada
     U.S.A. 89509
     Attention: President
     Facsimile Number: (775)826-8988

     To Filton:

     FILTON INTERNATIONAL LTD.
     50 Shirley Street
     P.O. Box CB-13937
     Nassau, Commonwealth of the Bahamas
     Attention: President

     with a copy to:

     Mr. Henri Baudet
     President, Filton International Ltd.
     9, rue des Alpes
     Case postale 1023
     CH-1211 Geneva, Switzerland
     Facsimile Number: 011-41-22-731-9128


20.  Counterparts. This Agreement may be executed in any number of counterparts
     ------------
     with the same effect as if all the parties hereto had signed the same agreement and all counterparts will be construed together and constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

VANADIUM INTERNATIONAL, INC.

Per:   /s/ Dennis LaPrairie
       _____________________________
       Dennis LaPrairie
       President

FILTON INTERNATIONAL LTD.

Per:   /s/ Gilles Poliquin
       _____________________________
       Gilles Poliquin
       Authorized Signatory

Exhibit 2.2

                             SHARE TRANSFER AGREEMENT
                             ------------------------

THIS Agreement made as of the 2nd day of October, 2001

BETWEEN:

          MEDAN MANAGEMENT CORP., a corporation duly constituted under the laws of Belize and having an office at P.O. Box 364, 60 Market Square, Belize City, Belize, Central America

          ("Medan")
                                                               OF THE FIRST PART
AND:

          FILTON INTERNATIONAL LTD., a corporation duly constituted under the laws of the Commonwealth of the Bahamas and having its registered head office at 50 Shirley Street, P.O. Box CB-13937, Nassau, Commonwealth of the Bahamas

          ("Filton")
                                                              OF THE SECOND PART

WHEREAS:

A. Medan is the legal and beneficial owner of an aggregate of 14,369,635 shares of common stock ("Vanadium Shares") of Vanadium International, Inc. ("Vanadium"), a corporation existing under the laws of the State of Nevada, of the United States of America ("United States");

B. Filton has entered into an agreement dated as of October 2, 2001 (the "Filton/Vanadium Agreement") with Vanadium, to transfer all of the issued and outstanding shares of voting common stock (the "Vectoria Shares") of Vectoria, Inc., Filton's wholly-owned Delaware subsidiary, to Vanadium in exchange for 13,000,000 Vanadium Shares;

C. A condition of Filton's obligation to complete the transactions contemplated by the Filton/Vanadium Agreement is that Medan transfer 11,100,000 Vanadium Shares (the "Subject Vanadium Shares") to Filton, subject to the terms and conditions set out in this Agreement.

NOW THEREFORE in consideration of the covenants, representations and warranties set forth herein and as such other further consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Transfer of Shares. Medan hereby agrees to transfer the Subject Vanadium
     ------------------
     Shares to Filton for and in consideration of Filton transferring the Vectoria Shares to Vanadium.

2.   Representations and Warranties of Medan. Medan represents and warrants
     ---------------------------------------
     the following to Filton:

     (a) Medan is duly incorporated under the laws of Belize and is validly existing and in good standing under such laws;

     (b) Medan is the registered and beneficial owner of the Subject Vanadium Shares with good and marketable title thereto, free and clear of all restrictions on transfer (other than restrictions under applicable federal and state securities laws) security interests, liens, charges, mortgages, pledges, encumbrances, adverse claims and demands of any nature or kind whatsoever;

     (c) Medan has good and sufficient authority to enter into this Agreement on the terms and conditions set forth herein;

     (d) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors and the shareholders of Medan. No other corporate act or proceeding on the part of Medan is necessary to authorize this Agreement. This Agreement constitutes, and when executed and delivered, will constitute a legal, valid and binding agreement of Medan enforceable in accordance with its terms;

     (e) no person, firm or corporation has any agreement or option, or any right or privilege capable of becoming an agreement or option, for the purchase or other acquisition of any of the Subject Vanadium Shares, except Filton pursuant to this Agreement;

     (f) neither the execution nor delivery of this Agreement by Medan nor the performance of its obligations hereunder will conflict with, or result in a breach of, or create a state of facts which after notice or lapse of time or both may result in a breach of, the terms, conditions, or provisions of the constating documents of Medan or any instrument, agreement or contract to which it is party or by which it or its assets are bound;

     (g) the Subject Vanadium Shares have not been and will not be registered under the United States Securities Act of 1933 Act, as amended (the "1933 Act"), and the Subject Vanadium Shares are being transferred to Filton in reliance on an available exemption from such registration and that Medan has complied with, or prior to Closing (as hereinafter defined) will have complied with, all conditions and requirements in connection with the use of such exemption;

     (h) no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement by Medan and the consummation of the transactions contemplated hereby;

     (i) the authorized capital of Vanadium consists of 80,000,000 common shares with U.S.$0.01 par value (the "Vanadium Shares" herein") and 20,000,000 preferred shares with U.S.$0.01 par value, of which 21,156,000 Vanadium Shares and no preferred shares are currently issued and outstanding;

     (j) as at the date hereof, Medan is the legal and beneficial owner of an aggregate of 14,369,635 Vanadium Shares (including the Subject Vanadium Shares);

     (k) Medan has filed all beneficial ownership reports required to be filed with the United States Securities and Exchange Commission ("SEC"), including reports required to be filed under Regulation 13d-1(a),
           (b), (c); Regulation 13d-2(a) and Section 16 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act");

     (l) the Subject Vanadium Shares were issued by Vanadium to Medan in compliance with applicable federal and state securities laws, including but not limited to the registration requirements of Section 5 of the 1933 Act or an exemption therefrom;

     (m) Medan has not retained, employed or used any broker or finder in connection with the transactions provided for herein or in connection with the negotiation thereof;

     (n) Vanadium's Annual Report on Form 10-K signed by Vanadium on April 11, 2001 (the "Form 10-K") and filed with the SEC pursuant to Section 12(g) of the Exchange Act is, except to the extent superseded by Vanadium's Form 10-QSB dated August 10, 2001 for the quarter ended June 30, 2001 (the "Form 10-Q") filed with the SEC, true and correct in all material respects as at the date hereof;

     (o) the Vanadium Shares are quoted on the NASD's OTC Bulletin Board ("OTCBB") and, prior to Closing, Medan will cause Vanadium to do all necessary acts and things to maintain the quotation of the Vanadium Shares on the OTCBB;

     (p) none of the representations or warranties to Filton contained herein and no statements contained in the Form 10-K and Form 10-Q contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading;

     (q) Vanadium is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Form 10-K and, to the best of Medan's knowledge, all agreements by which Vanadium holds an interest in any such property, business or assets are in good standing according to their terms and the properties are in good standing under the applicable laws of the State of Nevada, United States and in all other jurisdictions in which they are situated;

     (r) Medan approves of Vanadium's execution, delivery and performance of the Filton/Vanadium Agreement and the consummation of the transactions contemplated thereby and will vote or execute a shareholder's consent in writing in favour of the proposed change of name of Vanadium to "Vectoria Inc." prior to or as at the Closing Date;

     (s) to the best of Medan's knowledge, there are no suits, actions, litigation, arbitration proceedings or government or regulatory proceedings outstanding, in progress, pending or threatened against or relating to Vanadium which might materially and adversely affect Vanadium;

     (t) to the best of Medan's knowledge, Vanadium is not subject to any judgment, order or decree entered in any lawsuit or proceeding which might materially and adversely affect Vanadium; and

     (u) to the best of Medan's knowledge, all material transactions of Vanadium have been properly recorded or filed in or with its books and records and the minute book of Vanadium contains records of all meetings and proceedings of the shareholders and directors of Vanadium.

3.   Filton's Representations and Warranties. Filton hereby represents and
     ---------------------------------------
     warrants the following to Vanadium:

     (a) Filton is duly incorporated under the laws of the Commonwealth of the Bahamas and is validly existing and in good standing under such laws;

     (b) Filton has good and sufficient authority to enter into this Agreement on the terms and conditions set forth herein;

     (c) Filton is not a "U.S. Person" as defined under Regulation S made under the 1933 Act);

     (d) Filton was outside the United States at the time of execution and delivery of this Agreement;

     (e) no offers to sell the Subject Vanadium Shares were made by any person to Filton while Filton was in the United States;

     (f) the Subject Vanadium Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

     (g) hedging transactions involving the Subject Vanadium Shares may not be conducted unless in compliance with the 1933 Act;

     (h) Filton acknowledges that the Subject Vanadium Shares have not been and will not be registered under the 1933 Act and that the Subject Vanadium Shares are being transferred by Medan to Filton in reliance on exemptions from such registration and that the Subject Vanadium Shares may not be offered or sold in the United States or to U.S. Persons without registration under the 1933 Act or compliance with requirements of an exemption from registration;

     (i) Filton agrees that all of the certificates representing the Subject Vanadium Shares shall have endorsed thereon a legend to the following effect:

               "THE SECURITIES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED ONLY (i) TO THE COMPANY, (ii) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE 1933 ACT, (iii) IN ACCORDANCE WITH RULE 144 UNDER THE 1933 ACT, OR (iv) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED, PRIOR TO

               ANY SUCH SALE, TRANSFER OR ASSIGNMENT, THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL, IN FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."

           and that Vanadium will refuse to register any transfer of the Subject Vanadium Shares not made (i) in accordance with Regulation S, (ii) pursuant to registration under the 1933 Act, or (iii) pursuant to an available exemption from registration under the 1933 Act; and

     (j) Filton is acquiring the Subject Vanadium Shares as principal for its own account for investment only, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Subject Vanadium Shares.

4.   Conduct of Vanadium's Business Pending Closing Prior to the Closing Date
     ----------------------------------------------
     (as hereinafter defined), except as otherwise consented to or approved by the other party in writing, Medan covenants and warrants that:

     (a) Medan shall cause Vanadium to carry on its business diligently and substantially in the same manner as previously conducted, and shall cause Vanadium to not engage in any transaction or activity, enter into any agreement or make any commitment except in the ordinary course of business and consistent with past practice;

     (b) Medan shall not cause any change or amendment to be made to the constating documents of Vanadium, except in connection with the proposed name change of Vanadium referred to in section 2(r);

     (c) Medan shall cause Vanadium to not issue or sell, or issue options, warrants to purchase, conversion privileges or other rights to subscribe for or enter into any arrangement or contract with respect to any Vanadium Shares, other than as contemplated or disclosed in the Filton/Vanadium Agreement;

     (d) Medan shall not cause Vanadium to declare, pay or set aside for payment any dividend or other distribution in respect of the Vanadium Shares nor cause Vanadium to redeem, purchase or otherwise acquire any of the Vanadium Shares;

     (e) Medan shall cause Vanadium to use Vanadium's best efforts to preserve Vanadium's corporate existence and business organizations intact; and

     (f) Medan shall not cause Vanadium, and will not permit Vanadium, to sell, license, lease or otherwise dispose of any material assets or properties except pursuant to existing contracts or commitments and in the ordinary course of business.

5.   Conditions for the Benefit of Medan. The obligations of Medan to complete
     -----------------------------------
     the transaction as contemplated herein shall be subject to the following conditions:

     (a)   this Agreement shall have been duly executed by Filton;

     (b) all the representations and warranties of Filton set forth in section 4 shall be true and correct as of the Closing Date;

     (c) the delivery by Filton at Closing of the documents listed in section 9; and

     (d) the prior or concurrent completion of the transactions contemplated under the Filton/Vanadium Agreement.

6.   Conditions for the Benefit of Filton. The obligations of Filton to complete
     -------------------------------------
     the transactions as contemplated herein shall be subject to the following conditions:

     (a)   this Agreement shall have been duly executed by Medan;

     (b) all the representations and warranties of Medan set forth in section 2 shall be true and correct as at the Closing Date;

     (c) all of the covenants of Vanadium set forth in section 4 shall have been completed in full to Filton's satisfaction as at the Closing Date;

     (d) there shall have been no material adverse change in the financial condition or assets of Vanadium; and

     (e)   the delivery by Medan at Closing of the documents listed in section
           8;

7.   Closing. Completion of the transactions contemplated herein (the "Closing")
     -------
     shall take place on November 13, 2001 at 10:00 a.m. (PST) at the office of Filton's counsel, Koffman Kalef, at 19th Floor, 885 West Georgia Street, Vancouver, British Columbia, Canada, or such other date, time and place acceptable to the parties hereto (the "Closing Date"). Closing shall in any event occur on or before noon (PST) on November 15, 2001, failing which this Agreement shall terminate and be of no further force or effect, unless otherwise mutually agreed to by the parties hereto.

8.   Delivery by Medan. At the Closing, Medan shall deliver to Filton the
     -----------------
     following:

     (a) a certified true copy of a resolution of the board of directors of Medan evidencing its approval of this Agreement and all transactions contemplated hereunder;

     (b) a certified true copy of a resolution of the shareholders of Medan evidencing their approval of this Agreement and all transactions contemplated hereunder;

     (c) a certificate of Medan that all the representations and warranties of Medan set forth in section 2 are true and correct as at the Closing Date;

     (d) share certificate or certificates representing the Subject Vanadium Shares duly endorsed for transfer to Filton;

     (e) legal opinion, in such form as United States counsel for Filton may require, regarding the legality of the transfer of the Subject Vanadium Shares by Medan to Filton under applicable United States securities laws; and

     (f) such other documents, certificates and legal opinions that are, in the opinion of legal counsel of Filton, reasonably required to complete the transactions contemplated hereunder.

9.   Delivery by Filton. At the Closing, Filton shall deliver to Medan the
     ------------------
     following:

     (a) a certified true copy of a resolution of the board of directors of Filton evidencing its approval of this Agreement and all transactions contemplated hereunder; and

     (b) such other documents and certificates that are, in the opinion of legal counsel to Medan, reasonably required to complete the transactions contemplated hereunder.

10.  Binding Agreement. Upon acceptance of the terms of this Agreement by
     -----------------
     the parties hereto, this Agreement shall be deemed to constitute and shall be a legally valid and binding agreement.

11.  Further Assurances. The parties hereto agree to execute and deliver or
     -------------------
     cause to be executed and delivered all such further documents and instruments and do all such acts and things as either party may reasonably request to give full effect to the terms and conditions, intent and meaning of this Agreement.

12.  Entire Agreement. This Agreement constitutes the entire agreement
     ----------------
     between the parties hereto and in respect of the matters referred to herein and there are no representations, warranties, covenants, agreements, express or implied, collateral hereto other than as expressly set forth or referred to herein.

13.  Time of the Essence. Time shall be of the essence of this Agreement.
     -------------------

14.  Applicable Law and Attornment. This Agreement shall be governed and
     -----------------------------
     interpreted in accordance with the laws of the Province of British Columbia, Canada and the parties hereto irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of British Columbia, Canada or the Province of Quebec, Canada.

15.  Enurement. This Agreement shall enure to the benefit of and be binding
     ---------
     upon the parties hereto and their respective successors and assigns.

16.  Notice. Any notice, request, demand or other communication to be given
     ------
     under this Agreement will be in writing and shall be delivered by hand or by telecopy to the party at the following respective addresses:

     To Medan:

     Medan Management Corporation
     P.O. Box 364
     60 Market Square
     Belize City, Belize
     Central America
     Attention: President
     Facsimile Number: 011-44-208-951-1788

     To Filton:

     FILTON INTERNATIONAL LTD.
     50 Shirley Street
     P.O. Box CB-13937
     Nassau, Commonwealth of the Bahamas
     Attention: President

     with a copy to:

     Mr. Henri Baudet
     President, Filton International Ltd.
     9, rue des Alpes
     Case postale 1023
     CH-1211 Geneva, Switzerland
     Facsimile Number: 011-41-22-731-9128

17.  Counterparts. This Agreement may be executed in any number of
     ------------
     counterparts with the same effect as if all the parties hereto had signed the same agreement and all counterparts will be construed together and constitute one and the same instrument.


IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


MEDAN MANAGEMENT CORP.


Per:   /s/ Sidney Mann
       _____________________________
       Sidney Mann
       Authorized Signatory


FILTON INTERNATIONAL LTD.


Per:   /s/ Gilles Poliquin
       _____________________________
       Gilles Poliquin
       Authorized Signatory

Exhibit 3(i).1

            CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                     OF
              Vanadium International, Inc., a Nevada corporation
              --------------------------------------------------

   Vanadium International, Inc., a Nevada corporation ("Corporation"), at the hands of Dennis S. LaPrairie, its duly elected and acting President and Secretary, does hereby certify file this Certificate of Amendment of Articles of Incorporation ("Amendment") and certifies the following:

   1. That the First Article of the Articles of Incorporation filed on August 24, 1998, as restated in the Restated Articles of Incorporation filed on December 30, 1998, and as amended by the Certificate of Amendment filed February 29, 1999 be amended (collectively, "Articles") to read as follows:

                               FIRST ARTICLE

   FIRST.   The name of the corporation is:
   ------

                       Vectoria Inc.

   2. That by unanimous written consent pursuant to NRS 78.315 and Article III, Section 13 of the Bylaws of the Corporation all the Directors on the Board of Directors of the Corporation consented to this Amendment of the Articles herein, and declared it is advisable for the Corporation and called for the written consent of the stockholders entitled to vote for the consideration thereof.

   3.   That by written consent pursuant to NRS 78.320 and Article II,
Section 10 of the Bylaws for the Corporation more than a majority of stockholders entitled to exercise a majority of the voting powers voted in favor of this Amendment in accordance with NRS 78.390.

   4. That there were issued and outstanding the following number of shares of authorized capital stock of the Corporation entitled to consent to the proposed amendment:21,156,000.

   5. That the following number of shares, which number represented a majority of the voting power entitled to vote, consented to and authorized and adopted the amendment: 14,369,635.

   I further declare under penalty of perjury that the matters set forth in this Certificate of Amendment are true and correct.

                         Vanadium International, Inc.
                         A Nevada corporation

                                 /s/ Dennis S. LaPrairie
                         By ____________________________________
                            Dennis S. LaPrairie, as both President and Secretary

State of Nevada     )
                    )ss.
County of Washoe    )

   This instrument was acknowledged before me on November 12, 2001, by Dennis
S. LaPrairie, as both President and Secretary of Vanadium International, Inc., a Nevada corporation.


                                 /s/ M. Sandra Jimenez
                            ______________________________________
                                 Notary Public

Exhibit 3(i).2

                                    AMENDED AND

                                     RESTATED

                            ARTICLES OF INCORPORATION

                                        OF

                                   VECTORIA INC.




       FIRST.    The name of the corporation is:

                 VECTORIA INC.

       SECOND.   Its principal office in the State of Nevada is located at 2533
       North Carson Street, Carson City, Nevada 89706, that this corporation may maintain an office, or offices, in such other place within or without the State of Nevada as may be from time to time designated by the Board of Directors, or by the Bylaws of said corporation, and that this corporation may conduct all corporation business of every kind and nature, including the holding of all meetings of Directors and Stockholders, outside the State of Nevada as well as within The State of Nevada.

       THIRD.   The objects for which this corporation is formed are: To engage in any lawful activity, including but not limited to, the following:

                (A) Shall have such rights, privileges and powers as may be conferred upon corporations by any existing law.

                (B) May at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this corporation is organized.

                (C) Shall have power to have succession by its corporate name for the period limited in its certificate or articles of incorporation, and when no period is limited, perpetually, or until dissolved and its affairs wound up according to law.

                (D) Shall have power to sue and be sued in any court of law or equity.

                (E)  Shall have power to make contracts.

                (F) Shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country.

                (G) Shall have power to appoint such officers and agents as the affairs of the corporation shall require, and to allow them suitable compensation.

                (H) Shall have power to make bylaws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business, and the calling and holding of meetings of its stockholders.

                (I) Shall have power to wind up and dissolve itself, or be wound up or dissolved.

                (J) Shall have power to adopt and use a common seal or stamp, and alter the same at pleasure. The use of a seal or stamp by the corporation on any corporate documents is not necessary. The corporation may use a seal or stamp, if it desires, but such use or nonuse shall not in any way affect eh legality of the document.

                (K) Shall have power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures, and other obligations and evidences of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful object.

                (L) Shall have power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock for, or any bonds, securities or evidences of the indebtedness created by, any other corporation or corporations of the State of Nevada, or any other state or government, and, while owners of such stock, bonds, securities or evidences of indebtedness, to exercise all the rights, powers and privileges of ownership, including the right to vote, if any.

                (M) Shall have power to purchase, hold, sell and transfer shares of its own capital stock, and use therefor its capital, capital surplus, surplus, or other property or fund.

                (N) Shall have power to conduct business, have one or more offices, and hold, purchase, mortgage and convey real and personal property in the State of Nevada, and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and any foreign countries.

                (O) Shall have power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or articles of incorporation, or any amendment thereof, or necessary or incidental to the protection and benefit of the corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the corporation, whether or not such business is similar in nature to the objects set forth in the certificate or articles of incorporation of the corporation, or any amendment thereof.

                (P) Shall have the power to make donations for the public welfare or for charitable, scientific or educational purposes.

                (Q) Shall have power to enter into partnerships, general or limited, or joint ventures, in connection with any lawful activities.

       FOURTH.   The total number of shares of stock which the Corporation
       shall have authority to issue is One Hundred Million (100,000,000), of which Twenty Million (20,000,000) shares of the par value of $0.01 each are to be of a class designed Preferred Stock, and Eighty Million (80,000,000) shares of the par value of $0.01 each are to be of a class designed Common Stock. Said shares without nominal or par value may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.

       FIFTH.   The governing board of this corporation shall be known as
       directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this corporation, providing that the number of directors shall not be reduced to less than one (1).

       The name and post office address of the first Board of Directors shall be one(1) in number and listed as follows:

               Name                           Post Office Address

           Susan J. Smith                   2 Park Street Plaza, Suite 450
                                            Irvine, California  92614

       SIXTH.   The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the incorporation.

       SEVENTH. The name and post office address of the Incorporator signing The Articles of Incorporation is as follows:

               Name                           Post Office Address

           Susan J. Smith                   2 Park Plaza, Suite 450
                                            Irvine, California  92614

       EIGHTH.  The resident agent for this corporation shall be:

                LAUGHLIN ASSOCIATES, INC.

       The address of said agent, and, the principal or statutory address of this corporation in the state of Nevada, shall be:
                         2533 North Carson Street
                        Carson City, Nevada 89706

       NINTH.   The corporation is to have perpetual existence.

       TENTH.   In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

                Subject to the Bylaws, if any, adopted by the Stockholders, to make, alter or amend the Bylaws of the corporation.

                To fix the amount to be reserved as working capital over and above Its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of this corporation.

                By resolution passed by a majority of the whole Board, to designate one (1) or more committees, each committee to consist of one or more of the Directors of the corporation, which, to the extent provided in the resolution, or in the Bylaws of the corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation. Such committee, or committees, shall have such name, or names, as may be stated in the Bylaws of the corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

                When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions as its board of Directors seems expedient and for the best interests of the corporation.

       ELEVENTH. No shareholder shall be entitled as a matter of right to Subscribe for or receive additional shares of any class of stock of the corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

       TWELFTH. No director or officer of the corporation shall be personally liable to the corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation for acts or omissions prior to such repeal or modification.

       THIRTEENTH. This corporation reserves the right to amend, alter, change Or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

3.     I am the sole director named in the original articles of incorporation.

4.     No shares have been issued.

       I further declare under penalty of perjury under the laws of the State of Nevada that the matters set forth in this certificate are true and correct of my own knowledge.


                                                       /s/Susan J. Smith
                                                       -----------------------
                                                       SUSAN J. SMITH





STATE OF CALIFORNIA     )
                        )     ss.
COUNTY OF ORANGE        )


     On this 21st day of September, 1998, before me, GLENDA J. BURTON, the undersigned Notary Public, personally appeared SUSAN J. SMITH, personally known to me, or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS  my hand and official seal.


                                                       /s/Glenda J. Burton
                                                       -----------------------
                                                       GLENDA J. BURTON

Exhibit 3(ii).1

                      AMENDMENT NO. 1 TO THE BYLAWS OF
                         VANADIUM INTERNATIONAL LTD.
                   (name change pending to VECTORIA INC.)
                            (the "Corporation")

                     Effective as of November 13, 2001


The first paragraph of section 2 of Article III of the Bylaws of the Corporation shall be revised: (a) to correct a typographical error in Article III, Section 2 showing the number five (5) in the fourth line instead of the number three (3), and (b) to provide for the authorized number of Directors to be a minimum of three (3) and a maximum of fifteen (15) and elected in the manner provided below, as permitted by NRS 78.115 and shall be amended in its entirety to read as follows:

       "The authorized number of directors shall be a minimum of three (3) and a maximum of fifteen (15) until changed by a duly adopted Amendment to the Articles of Incorporation or by an Amendment to this Bylaw adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the number of directors to a number less than three (3) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than 16-2/3% of the outstanding shares entitled to vote. The authorized number of directors in this Section may be increased or decreased within the authorized numbers set forth above, by vote or written consent of a majority of the directors, or by vote or written consent of the holders of a majority of the outstanding shares entitled to vote."

Exhibit 3(ii).2

                               AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                                  VECTORIA INC.



                                    ARTICLE I

                                     OFFICES


SECTION 1.  PRINCIPAL OFFICES.

     The board of directors shall fix and may from time to time change the location of the principal executive office of the Corporation at any place within or outside the State of Nevada. If the principal executive office is located outside this State, and the Corporation has one or more business offices in this State, the board of directors shall fix and designate a principal business office in the State of Nevada.


SECTION 2.  OTHER OFFICES.

     The board of directors may at any time establish branch or subordinate offices at any place or places where the Corporation is qualified to do business.


                                    ARTICLE II

                             MEETINGS OF SHAREHOLDERS



SECTION 1.  PLACE OF MEETINGS.

     Meetings of shareholders shall be held at any place within or outside the State of Nevada designated by the board of directors. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the Corporation.


SECTION 2.  ANNUAL MEETING.

     The annual meeting of shareholders shall be held each year on a date and at a time designated by the board of directors. The date so designated shall be within five (5) months after the end of the fiscal year of the Corporation and within fifteen (15) months after the last annual meeting. At each annual meeting, directors shall be elected and any other proper business may be transacted.

SECTION 3.  SPECIAL MEETING.

     A special meeting of the shareholders may be called at any time by the board of directors, or by an officer, or by one or more shareholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

     If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing, specifying the time for such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president, or the secretary of the Corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty
(20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this
Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board of directors may be held.


SECTION 4.  NOTICE OF SHAREHOLDERS' MEETING.

     All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business transacted, or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, management intends to present for election.

     If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect material financial interest, pursuant to the Nevada Corporations Code, (ii) an amendment of the Articles of Incorporation, (iii) a reorganization of the Corporation,
(iv) a voluntary dissolution of the Corporation, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, the notice shall also state the general nature of that proposal.


SECTION 5.  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

     Notice of any meeting of shareholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the Corporation or given by the shareholder to the Corporation for the purpose of notice. If no such address appears on the Corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other written communication to the Corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail, delivered to a common carrier for transmission to the recipient, actually transmitted by electronic means to the recipient by the person giving the notice, or sent by other means of written communication.

     If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice.

     An affidavit of the mailing or other means of giving any notice of any shareholders' meeting shall be executed by the secretary, assistant secretary, or any transfer agent of the Corporation giving the notice, and shall be filed and maintained in the minute book of the Corporation.


SECTION 6.  QUORUM.

     The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.


SECTION 7.  ADJOURNED MEETING; NOTICE.

     Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in Section 6 of this Article II.

     When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting of the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the board of directors shall set a new record date. Notice of any such adjourned meeting, if required, shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 4 and 5 of this Article II. At any adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.


SECTION 8.  VOTING.

     The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 11 of this Article II, subject to the provisions of the Nevada Corporations Code (relating to voting shares held by a fiduciary, in the name of a corporation, or in joint ownership). The shareholders' vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than elections of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present (or if a quorum had been present earlier at the meeting but some shareholders had withdrawn), the affirmative vote of the majority of the shares represented and voting, provided such shares voting affirmatively also constitutes a majority of the number of shares required for a quorum, shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Nevada Corporations Code or by the Articles of Incorporation.

     At a shareholders' meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to commencement of the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.


SECTION 9.  WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS.

     The transactions of any meeting of shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of
Section 4 of this Article II, the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Attendance by a person at a meeting shall also constitute a waiver of notice of and presence at that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened; except that such attendance at a meeting is not a waiver of any right to object to the consideration of matters required to be included in the notice of the meeting, but not so included, if that objection is expressly made at the meeting.


SECTION 10.  SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

     Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a director may be elected at any time to fill a vacancy on the board of directors (other than a vacancy created by removal of a director) that has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the secretary of the Corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders, may revoke the consent by a writing received by the secretary of the Corporation before written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

     If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. This notice shall be given in the manner specified in Section 5 of this Article
II. In the case of approval of (i) contracts or transactions in which a director has a direct or indirect material financial interest, pursuant to the Nevada Corporations Code, (ii) indemnification of agents of the corporation,
(iii) a reorganization of the corporation, and (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.


SECTION 11.  RECORD DATE FOR SHAREHOLDER NOTICE, VOTING, AND GIVING CONSENTS.

     For purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to give consent to corporate action without a meeting, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such action without a meeting, and in this event only shareholders of record at the close of business on the date so fixed are entitled to notice and to vote or to give consents as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Nevada Corporations Code.

     If the board of directors does not so fix a record date:

     (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived at the close of business, on the business day next preceding the day on which the meeting is held;

     (b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the board has been taken, shall be at the close of business on the day on which the board adopts the resolution relating to that action, or the sixtieth (60th) day before the date of such other action, whichever is later.


SECTION 12.  PROXIES.

     Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the Corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the shareholder or the shareholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the Corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the Nevada Corporations Code.


SECTION 13.  INSPECTORS OF ELECTION.

     Before any meeting of shareholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill that vacancy.

     These inspectors shall:

     (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

     (b)  Receive votes, ballots, or consents;

     (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

     (d)  Count and tabulate all votes or consents;

     (e)  Determine when the polls shall close;

     (f)  Determine the result; and

     (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.


                                    ARTICLE III

                                     DIRECTORS


SECTION 1.  POWERS.

     Subject to the provisions of the Nevada Corporations Code and any limitations in the Articles of Incorporation and these Bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

     Without prejudice to these general powers, and subject to the same limitations, the directors shall have the power to:

     (a) Select and remove all officers, agents, and employees of the Corporation; prescribe any powers and duties for them that are consistent with law, with the Articles of Incorporation, and with these Bylaws; fix their compensation; and require from them security for faithful service;

     (b) Change the principal executive office or the principal business office in the State of Nevada from one location to another; cause the Corporation to be qualified to do business in any other state, territory, dependency, or country and conduct business within or without the State of Nevada; and designate any place within or without the State of Nevada for the holding of any shareholders' meeting, or meetings, including annual meetings;

     (c) Adopt, make, and use a corporate seal; prescribe the forms of certificates of stock; and alter the form of the seal and certificates;

     (d) Authorize the issuance of shares of stock of the Corporation on any lawful terms, in consideration of money paid, labor done, services actually rendered, debts or securities cancelled, or tangible or intangible property actually received;

     (e) Borrow money and incur indebtedness on behalf of the Corporation, and cause to be executed and delivered for the Corporation's purposes, in the Corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, and other evidences of debt and securities.


SECTION 2.  NUMBER AND QUALIFICATION OF DIRECTORS.

     The authorized number of directors shall be a minimum of three (3) and a maximum of fifteen (15) until changed by a duly adopted Amendment to the Articles of Incorporation or by an Amendment to this Bylaw adopted by the vote or written consent of holders of a majority of the outstanding shares entitled
T vote; provided, however, that an amendment reducing the number of directors to a number less than three (3) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than 16-2/3% of the outstanding shares entitled to vote. The authorized number of directors in this Section may be increased or decreased within the authorized numbers set forth above, by vote or written consent of a majority of the directors, or by vote or written consent of the holders of a majority of the outstanding shares entitled to vote.

     No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.


SECTION 3.  ELECTION AND TERM OF OFFICE OF DIRECTORS.

     Directors shall be elected at each annual meeting of the shareholders to hold office until the next annual meeting. Each director, including a director elected to full a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.


SECTION 4.  VACANCIES.

     A vacancy or vacancies in the board of directors shall be deemed to exist in the event of the death, resignation, or removal of any director, or if the board of directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the number of directors to be voted for at that meeting.

     Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary, or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

     Vacancies in the board of directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, except that a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting of shareholders at which a quorum is present, or by the unanimous written consent of holders of the outstanding shares entitled to vote. Each director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

     The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote, except that filling a vacancy created by removal of a director shall require the written consent of the holders of all outstanding shares entitled to vote.


SECTION 5.  PLACE OF MEETINGS AND MEETINGS BY TELEPHONE.

     Regular meetings of the board of directors may be held at any place within or outside the State of Nevada that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the board shall be held at any place within or outside the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.


SECTION 6.  ANNUAL MEETING.

     Immediately following each annual meeting of shareholders, the board of directors shall hold a regular meeting at the place that the annual meeting of shareholders was held or at any other place that shall have been designated by the board of directors, for the purpose of organization, any desired election of officers, and the transaction of other business. Notice of this meeting shall not be required.


SECTION 7.  OTHER REGULAR MEETINGS.

     Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors.
Such regular meetings may be held without notice.


SECTION 8.  SPECIAL MEETINGS.

     Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the Corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director whom the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the Corporation.

SECTION 9.  QUORUM.

     A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 11 of this Article III. Every act or decision done or made by a majority of the directors present shall be regarded as the act of the board of directors, subject to the provisions of the Nevada Corporations Code (as to approval of contracts or transactions in which a director has a direct or indirect material financial interest; appointment of committees; and, indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.


SECTION 10.  WAIVER OF NOTICE.

     The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if each director
(a) has received notice of the meeting, (b) attends the meeting without protesting before or at the beginning of the meeting the lack of notice to such director, or (c) before or after the meeting signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes. Any such waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.


SECTION 11.  ADJOURNMENT.

     A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.


SECTION 12.  NOTICE OF ADJOURNMENT.

     Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting, in the manner specified in Section 8 of this Article III, to the directors who were not present at the time of the adjournment.


SECTION 13.  ACTION WITHOUT MEETING.

     Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect of a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

SECTION 14.  FEES AND COMPENSATION OF DIRECTORS.

     Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. This Section 14 shall not be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for those services.


                                    ARTICLE IV

                                    COMMITTEES


SECTION 1.  COMMITTEES OF DIRECTORS.

     The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to:

     (a) the approval of any action which, under the Nevada Corporations Code, also requires shareholders' approval or approval of the outstanding shares;

     b)  the filling of vacancies on the board of directors or in any committee;

     (c) the fixing of compensation of the directors for serving on the board or on any committee;

     (e) the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

     (f) a distribution to the shareholders of the Corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

     (g) the appointment of any other committees of the board of directors or the members of these committees.


SECTION 2.  MEETINGS AND ACTION OF COMMITTEES.

     Meetings and action of committees shall be governed by, and held and taken in accordance with the provisions of Article III of these Bylaws, Section 5 (place of meetings), 7 (regular meetings), 8 (special meetings and notice), 9 (quorum), 10 (waiver and notice), 11 (adjournment), 12 (notice of adjournment), and 13 (action without meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee; special meetings of committees may also be called by resolution of the board of directors; and notice of special meetings of committees shall also be given to all alternate members who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

                                    ARTICLE V

                                    OFFICERS


SECTION 1.  OFFICERS.

     The officers of the Corporation shall be a chairman of the board or president, or both, a secretary, and a chief financial officer. The Corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any number of offices may be held by the same person.


SECTION 2.  ELECTION OF OFFICERS.

     The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment.


SECTION 3.  SUBORDINATE OFFICERS.

     The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the board of directors may from time to time determine.


SECTION 4.  REMOVAL AND RESIGNATION OF OFFICER.

     Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting of the board, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

     Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in the notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.


SECTION 5.  VACANCIES IN OFFICES.

     A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

SECTION 6.  CHAIRMAN OF THE BOARD.

     The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the Bylaws. If there is no president, the chairman of the board shall in addition be the chief executive officer of the Corporation and shall have the powers and duties prescribed in Section 7 of this
Article V.


SECTION 7.  PRESIDENT.

     Subject to such supervisory powers, if any, as may be given by the Bylaws or the board of directors to the chairman of the board, if there be such an officer, the president shall be the general manager and chief executive officer of the Corporation and shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the Corporation. He shall preside at all meetings of the shareholders and, in the absence of the chairman of the board, or if there be none, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a Corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the Bylaws.


SECTION 8.  VICE PRESIDENTS.

     In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the Bylaws, and the president, or the chairman of the board if there is no president.


SECTION 9.  SECRETARY.

     The secretary shall keep or cause to be kept, at the principal executive office or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings.

     The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary or assistant secretary, or if they are absent or unable to act or refuse to act, any other officer of the corporation shall give, or cause to be given, notice of all meetings of the shareholders, of the board of directors and of committees of the board of directors, required by the Bylaws or by law to be given. The secretary shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by the Bylaws.

SECTION 10.  CHIEF FINANCIAL OFFICER.

     The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the Corporation as may be ordered by the board of directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the Bylaws.


                                    ARTICLE VI

                            INDEMNIFICATION OF DIRECTORS,

                        OFFICERS, EMPLOYEES, AND OTHER AGENTS


SECTION 1.  AGENTS, PROCEEDINGS, AND EXPENSES.

     For the purposes of this Article, "agent" means any person who is or was a director, officer, employee, or other agent of this Corporation, or is or was serving at the request of this Corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of this Corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under Section 4 or Section 5(c) of this Article.


SECTION 2.  ACTIONS OTHER THAN BY THE CORPORATION.

     This Corporation shall have power to indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this Corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of this Corporation, against expense, judgments, finds, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and in a manner that person reasonably believed to be in the best interests of this Corporation, and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interest of this Corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.


SECTION 3.  ACTIONS BY THE CORPORATION.

     This Corporation shall have power to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that the person is or was an agent of this Corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Corporation and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under this Section 3:

     (a) In respect to any claim, issue or matter as to which that person shall have been adjudged to be liable to this Corporation in the performance of that person's duty to this Corporation, unless and only to the extent that the court in which the proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine.

     (b) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; and

     (c) Of expenses incurred in defending a threatened or pending action that is settled or otherwise disposed of with or without court approval.


SECTION 4.  SUCCESSFUL DEFENSE BY AGENT.

     To the extent that an agent of this Corporation has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article, or in defense of any claim, issue, or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.


SECTION 5.  REQUIRED APPROVAL.

     Except as provided in Section 4 of this Article, any indemnification under this Article shall be made by this Corporation only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article, by:

     (a) A majority vote of a quorum consisting of directors who are not parties to the proceeding;

     (b) Approval by the affirmative vote of a majority of the shares of this Corporation entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of the holders of a majority of the outstanding shares entitled to vote. For this purpose, the shares owned by the person to be indemnified shall not be considered outstanding or entitled to vote thereon; or

     (c) The court in which the proceeding is or was pending, on application made by this Corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or other person is opposed by this Corporation.

SECTION 6.  ADVANCE OF EXPENSES.

     Expenses incurred in defending any proceeding may be advanced by this Corporation before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the agent to repay the amount of the advance unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article.


SECTION 7.  OTHER CONTRACTUAL RIGHTS.

     Nothing contained in this Article shall affect any right to indemnification to which persons other than directors and officers of this Corporation or any subsidiary hereof may be entitled by contract or otherwise.


SECTION 8.  LIMITATIONS.

     No indemnification or advance shall be made under this Article, except as provided in Section 4 or Section 5(c), in any circumstance where it appears:

     (a) That it would be inconsistent with a provision of the articles of incorporation, a resolution of the shareholders, or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

     (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.


SECTION 9.  INSURANCE.

     Upon and in the event of a determination by the board of directors of this Corporation to purchase such insurance, this Corporation shall purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not this Corporation would have the power to indemnify the agent against that liability under the provisions of this section.


SECTION 10.  FIDUCIARIES OF CORPORATE EMPLOYEE BENEFIT PLAN.

     This Article does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of the corporation as defined in Section 1 of this Article. This Corporation shall have the power to indemnify, and to purchase and maintain insurance on behalf of, any such trustee, investment manager, or other fiduciary of any pension, profit-sharing, share bonus, share purchase, share option, savings, thrift and other retirement, incentive, and benefit plan, trust, and other provision for any or all of the directors, officers, and employees of the Corporation or any of its subsidiary or affiliated corporations, and to indemnify and purchase and maintain insurance on behalf of any fiduciary of such plans, trusts, or provisions. Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by applicable law other than this Article.


                                    ARTICLE VII

                                RECORDS AND REPORTS

SECTION 1.  MAINTENANCE AND INSPECTION OF SHARE REGISTER.

     The Corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

     A shareholder or shareholders of the Corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation may (i) inspect and copy the records of shareholders' names and addresses and shareholdings during usual business hours on five (5) days' prior written demand on the Corporation, and (ii) obtain from the transfer agent of the Corporation, on written demand and on the tender of such transfer agent's usual charges for such list, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which that list has been compiled or as of a date specified by the shareholder after the date of demand. This list shall be made available to any such shareholder or shareholders by the transfer agent on or before the later of five (5) days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled. The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 1 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.


SECTION 2.  MAINTENANCE AND INSPECTION OF BYLAWS.

     The Corporation shall keep at its principal executive office, or if its principal executive office is not in the State of Nevada, at its principal business office in Nevada, the original or a copy of the Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the Corporation is outside the State of Nevada and the Corporation has no principal business office in this State, the secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of the Bylaws as amended to date.


SECTION 3.  MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS.

     The accounting books and records and minutes of proceedings of the shareholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the Corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary corporation of the Corporation.


SECTION 4.  INSPECTION BY DIRECTORS.

     Every director shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the Corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.


SECTION 5.  ANNUAL REPORT TO SHAREHOLDERS.

     The annual report to shareholders referred to in the Nevada Corporations Code is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the shareholders of the Corporation as they consider appropriate.


SECTION 6.  FINANCIAL STATEMENTS.

     A copy of any annual financial statement and any income statement of the Corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file in the principal executive office of the Corporation for twelve (12) months and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.

      If a shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of stock of the Corporation makes a written request to the Corporation for an income statement of the Corporation for the three-month, six-month or nine-month period of the then current fiscal year ended more than thirty (30) days before the date of the request, and a balance sheet of the Corporation as of the end of that period, the chief financial officer shall cause that statement to be prepared, if not already prepared, and shall deliver personally or mail that statement or statements to the person making the request within thirty (30) days after the receipt of the request. If the Corporation has not sent to the shareholders its annual report for the last fiscal year, this report, if any, shall likewise be delivered or mailed to the shareholder or shareholders within thirty (30) days after the request.

     The Corporation shall also, on the written request of any shareholder, mail to the shareholder a copy of the last annual, semi-annual, or quarterly income statement which it has prepared, and a balance sheet as of the end of that period.

     The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the Corporation or the certificate of an authorized officer of the Corporation that the financial statements were prepared without audit from the books and records of the Corporation.


SECTION 7.  ANNUAL STATEMENT OF GENERAL INFORMATION.

     The Corporation shall, each year during the calendar month in which its Articles of Incorporation originally were filed with the Nevada Secretary of State, or during the preceding five (5) calendar months, file with the Secretary of State of the State of Nevada, on the prescribed form a statement setting forth the authorized number of directors, the names and complete business or residence addresses of all incumbent directors, the number of vacancies on the board, if any, the names and complete business or residence addresses of the chief executive officer, secretary, and chief financial officer, the street address of its principal executive office or principal business office in Nevada, and the general type of business constituting the principal business activity of the Corporation, together with a designation of the agent of the Corporation for the purpose of service of process, all in compliance with the Nevada Corporations Code.


                                    ARTICLE VIII

                              GENERAL CORPORATE MATTERS

SECTION 1.  RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING.

     For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action (other than action by shareholders by written consent without a meeting), the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before any such action, and in that case only shareholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution, or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date so fixed, except as otherwise provided in the Nevada Corporations Code.

     If the board of directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.


SECTION 2.  CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS.

     All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.


SECTION 3.  CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED.

     The board of directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or re-execute any instrument in the name of and on behalf of the Corporation, and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.


SECTION 4.  CERTIFICATE FOR SHARES.

     A certificate or certificates for shares of the capital stock of the Corporation shall be issued to each shareholder when any of these shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount paid. If the shares are subject to restrictions upon transfer, the restriction or restrictions shall also appear on the certificate. All certificates shall be signed in the name of the Corporation by the chairman of the board or vice chairman of the board or the president or vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent, or registrar before that certificate is issued, it may be issued by the Corporation with the same effect as if that person were an officer, transfer agent, or registrar at the date of issue.


SECTION 5.  LOST CERTIFICATES.

     Except as provided in this Section 5, no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the board may require, including provision for indemnification of the Corporation secured by a bond or other adequate security sufficient to protect the Corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.


SECTION 6.  REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

     The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors or by any of the foregoing designated officers, is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the Corporation. The authority granted to these officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.


SECTION 7.  EMPLOYEE STOCK PURCHASE PLANS.

     The Corporation may, upon terms and conditions herein authorized, provide and carry out an employee stock purchase plan or plans providing for the issue and sale, or for the granting of options for the purchase, of its unissued shares, or of issued shares purchased or to be purchased or acquired, to shareholders or employees of the Corporation or of any subsidiary or to a trustee on their behalf. Such plan may provide for such consideration as may be fixed therein, for the payment of such shares in installments or at one time and for aiding any such employees in paying for such shares by compensation for services or otherwise. Any such plan before becoming effective must be approved or authorized by the board of directors of the Corporation.

     Such plan may include, among other things, provisions determining or providing for the determination by the board of directors, or any committee thereof designated by the board of directors, of:

     (a) eligibility of employees (including officers and directors) and shareholders to participate therein,

     (b) the number and class of shares which may be subscribed for or for which options may be granted under the plan,

     (c)  the time and method of payment therefor, shall be issued or sold,

     (d)  the price or prices at which such shares shall be issued or sold,

     (e) whether or not title to the shares shall be reserved to the Corporation until full payment thereof,

     (f) the effect of the death of a shareholder or an employee participating in the plan or termination of his employment, including whether there shall be any option or obligation on the part of the Corporation to repurchase the shares thereupon,

     (g) restrictions, if any, upon the transfer of the shares, and the time limits, and termination of the plan,

     (h) termination, continuation or adjustments of the rights of participating employees and shareholders upon the happening of specified contingencies, including increase or decrease in the number or issued shares of the class covered by the plan without receipt of consideration by the Corporation or any exchange of shares of such class for stock or securities of another corporation pursuant to a reorganization or merger, consolidation or dissolution of the Corporation,

     (i) amendment, termination, interpretation and administration of such plan by the board or any committee thereof designated by the board of directors, and

     (j) any other matters, not repugnant to law, as may be included in the plan as approved or authorized by the board of directors or any such committee.


SECTION 8.  CONSTRUCTION AND DEFINITIONS.

     Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada Corporations Code shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and natural person.


                                    ARTICLE IX

                                    AMENDMENTS


SECTION 1.  AMENDMENT BY SHAREHOLDERS.

     New bylaws may be adopted or these Bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote, except as otherwise provided by law, these Bylaws, or the Articles of Incorporation; provided, however, that if the Articles of Incorporation of the Corporation set forth the number of authorized directors of the Corporation, the authorized number of directors may be changed only by an amendment of the Articles of Incorporation.


SECTION 2.  AMENDMENT BY DIRECTORS.

     Subject to the rights of the shareholders as provided in Section 1 of this
Article IX, Bylaws, other than a Bylaw or an amendment to a Bylaw changing the authorized number of directors, may be adopted, amended, or repealed by the board of directors.

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